UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DARIOHEALTH CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DarioHealth Corp.

8 HaToKhen Street

Caesarea Industrial Park

3088900, Israel

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Friday, May 18, 2018

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Meeting”) of DarioHealth Corp. (the “Company”), which will be held at 11:00 a.m. on Friday, May 18, 2018, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, for the following purposes:

1.	To elect Erez Raphael, Yalon Farhi, Malcolm Hoenlein, Allen Kamer, Hila Karah, Dennis M. McGrath, Richard B. Stone and Rami Yehudiha as directors to serve on the Company’s Board of Directors for a one-year term that expires at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To approve, for purposes of NASDAQ Listing Rule 5635(d), the conversion of 1,234,080 shares of the Company’s Series C Convertible Preferred Stock into an aggregate of 2,468,160 shares of common stock, $0.0001 par value per share. The shares of Series C Convertible Preferred Stock were issued pursuant to private placement transactions that closed on February 28, 2018 and March 6, 2018;

3.	To consider and vote to amend the Company’s Amended and Restated 2012 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 1,500,000 shares from 3,873,000 to 5,373,000;

4.	To ratify the appointment by the Audit Committee of the Board of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Meeting.  If your shares are registered in your name, please bring the admission ticket attached to your proxy card.  If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting.

The Board of Directors has fixed the close of business on March 26, 2018, as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own.  The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 18, 2018:

The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2017 are also available at http://www.dariohealth.com/DH2018Proxy.pdf

Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to DarioHealth Corp., 8 HaTokhen Street, Caesarea Industrial Park 3088900, Israel, attention: Secretary (zvi@mydario.com).

Securities and Exchange Commission rules allow us to furnish proxy materials to our stockholders over the internet. You may also have access to the materials for the Meeting by visiting the website: http://www.dariohealth.com/DH2018Proxy.pdf . You may also cast your vote by visiting www.proxyvote.com if you hold your shares in “street name,” or www.vstocktransfer.com/proxy if you are a registered stockholder. You may also authorize a proxy to vote your shares over the internet. In order to vote over the internet you must have your stockholder identification number, which is set forth in the Notice of Internet Availability of Proxy Materials mailed to you. You may also request a paper proxy card to submit your vote by mail. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call +(972)-(4) 770 4055. You may also find directions at http://www.dariohealth.com/DH2018Proxy.pdf.

By order of the Board of Directors,

/s/ Erez Raphael
Erez Raphael
Chief Executive Officer and Chairman of the Board

Caesarea, Israel

March 26, 2018

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated. If you return your proxy without an indication of how you wish to vote, your shares will be counted as a “for” vote proposals 1, 2, 3, and 4.

STOCKHOLDER PROPOSALS	37

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	37

OTHER MATTERS	37

ANNEX A	Amendment to Amended and Restated 2012 Equity Incentive Plan

PROXY STATEMENT

DarioHealth CORP.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m. on May 18, 2018

Zysman, Aharoni, Gayer and Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote at our 2018 Annual Meeting of the Stockholders (the “Meeting”), which will take place at 11:00 a.m. on May 18, 2018 at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about April 9, 2018, to all stockholders of record entitled to vote at the Meeting.

In this proxy statement, we refer to DarioHealth Corp. as the “Company”, “we”, “us” or “our” or similar terminology.

Website addresses included in this proxy statement are textual references only, and the information in any website is not incorporated by reference into this proxy statement.

How many shares must be present in order to hold the annual meeting of stockholders?

Our Bylaws provide that a quorum shall consist of the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 16,480,164 shares of our common stock, $0.0001 par value per share (the “Common Stock”), issued and outstanding and entitled to vote. Thus, the holders of 8,240,083 shares of Common Stock must be present in person or represented by proxy at the meeting to have a quorum. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Abstentions may be specified on all proposals. Abstentions and broker non-votes will be counted towards the quorum requirement. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

Who can vote at the annual meeting of stockholders?

Between February 28, 2018 and March 6, 2018, we executed two forms of Securities Purchase Agreements (together, the “Securities Purchase Agreements”) with accredited and non-U.S. investors relating to two concurrent placement offerings (collectively, the “Offering”) of an aggregate of 2,262,269 shares of our Common Stock, at a purchase price of $1.40 per share, an aggregate of 1,234,080 shares of our Series C Convertible Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock”), at a purchase price of $2.80 per share, and warrants (the “Warrants”) to purchase up to an aggregate of 3,784,351 shares of Common Stock at an exercise price of $1.80 per share (the “Warrant Shares”). The closings of the Offering took place on February 28, 2018 and March 6, 2018. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock are not entitled to vote at the Meeting.

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Stockholders who owned shares of our Common Stock on March 26, 2018 (the “Record Date”) may attend and vote at the Meeting, provided, however, that the vote of all shares of our Series C Preferred Stock and Common Stock issued in the Offering will not be counted in determining whether or not the Private Placement Proposal (as hereinafter defined) is approved. There were 16,480,164 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 34 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Erez Raphael, our President and Chief Executive Officer, and/or Zvi Ben David, our Secretary, Treasurer and Chief Financial Officer, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, please complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.         To elect Erez Raphael, Yalon Farhi, Malcolm Hoenlein, Allen Kamer, Hila Karah, Dennis M. McGrath, Richard B. Stone and Rami Yehudiha (the “Director Nominees”) as directors to serve on our Board for a one-year term that expires at the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

2.  To approve, for purposes of NASDAQ Listing Rule 5635(d), the conversion of 1,234,080 shares of our Series C Convertible Preferred Stock into an aggregate of 2,468,160 shares of Common Stock based on a conversion price of $1.40 per share. The shares of Series C Convertible Preferred Stock were issued pursuant to private placement transactions that closed on February 28, 2018 and March 6, 2018 (the “Private Placement Proposal”);

3.       To consider and vote to amend the Amended and Restated Company’s 2012 Equity Incentive Plan, as amended (the “2012 Equity Incentive Plan”), to increase the number of shares authorized for issuance under the 2012 Equity Incentive Plan by 1,500,000 shares from 3,873,000 to 5,373,000 (the “Incentive Plan Proposal”); and

4. To ratify the appointment by the Audit Committee of the Board of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (the “Auditor”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” proposals 1, 2, 3, and 4.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for each of the Director Nominees to serve on the Board;

•	for the Private Placement Proposal;

•	for the Incentive Plan Proposal;

•	for the ratification of the appointment of the Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	according to the best judgment of either Mr. Raphael or Mr. Ben David if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares.

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(3) You may vote online. You may also have access to the materials for the Meeting by visiting the website: http://www.dariohealth.com/DH2018Proxy.pdf .. You may also cast your vote by visiting www.proxyvote.com if you hold your shares in “street name,” or www.vstocktransfer.com/proxy if you are a registered stockholder.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to Zvi Ben David, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. Proposals No. 1, 2 and 3 are non-routine proposals; therefore, your broker, bank or other agent is not entitled to vote your shares on Proposals No. 1, 2 and 3 without your instructions.

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How many votes are required to elect the Director Nominees as directors of the Company?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the election of each of the Director Nominees. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors. Broker non-votes will not affect the outcome of the vote on this matter.

How many votes are required to approve the Private Placement Proposal?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the Private Placement Proposal. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the Private Placement Proposal. Broker non-votes will not affect the outcome of the vote on this matter.

How many votes are required to approve the Incentive Plan Proposal?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the Incentive Plan Proposal. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the approval of the Incentive Plan Proposal. Broker non-votes will not affect the outcome of the vote on this matter.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the ratification of our independent public accountants. There are no broker non-votes on this matter since it is a “routine” matter.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote proposals 1, 2, 3, and 4.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting and file a Current Report on Form 8-K announcing the final voting results of the Meeting.

Who can help answer my questions?

You can contact our Secretary, Treasurer and Chief Financial Officer, Zvi Ben David, at +(972)-(4) 770 4055 or by sending a letter to Mr. Ben David at offices of the Company at 8 HaTokhen Street, Caesarea Industrial Park 3088900, Israel with any questions about proposals described in this Proxy Statement or how to execute your vote.

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No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 1, 2, 3, and 4.

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PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees, each of whom currently serves as a director, to stand for election at the Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2019 Annual Meeting of Stockholders or until his or her successor is elected and qualified or until his or her earlier resignation or removal. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Nominee and Executive Officer Information

Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date and positions held:

Name	Age	Position(s)
Erez Raphael	45	Chief Executive Officer, President and Chairman of the Board
Zvi Ben David	57	Chief Financial Officer, Treasurer and Secretary
Dror Bacher	43	Chief Operating Officer
Yalon Farhi	56	Director
Allen Kamer	47	Director
Hila Karah	49	Director
Malcolm Hoenlein	74	Director
Dennis M. McGrath	61	Director
Prof. Richard B. Stone	75	Director
Rami Yehudiha	48	Director

Erez Raphael has served as our Chief Executive Officer since August 9, 2013 and as a director of our company since December 2013. Mr. Raphael has served as Chairman of the Board of Directors since November 2014. He previously and since October 2012 served as our Vice President of Research and Development. Mr. Raphael has over 17 years of industry experience, having been responsible in his career for product delivery, technology and business development. Prior to joining us, from 2010 to 2012, Mr. Raphael served as Head of Business Operations for Nokia Siemens Networks, where he was responsible for establishing and implementing a new portfolio business unit directed towards marketing and sales of complementary products. Prior to that, from 1998 to 2010, he held increasingly senior positions at Amdocs Limited (NYSE:DOX) where he was ultimately responsible for advising the Chief Technology Officer and implementing matters of overall business strategy. Mr. Raphael holds a B.A. in economics and business management from Haifa University. We believe Mr. Raphael is qualified to serve on our Board because of his extensive experience with technology companies and in sales and marketing.

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Zvi Ben David has served as our Chief Financial Officer, Treasurer and Secretary since January 7, 2015. Mr. Ben David has over 25 years of experience in corporate and international financial management, including at both publicly-listed and private companies. Since 2012, he has acted as an independent entrepreneur with, and investor in, various medical device ventures. From 2005 to 2012, Mr. Ben David served as the Chief Financial Officer of UltraShape Medical Ltd., a developer, manufacturer and marketer of innovative non-invasive technologies for fat cell destruction and body sculpting. While with UltraShape, he helped lead the company through $35 million in private financing, followed by the company’s merger with a Tel Aviv Stock Exchange company and ultimately the company’s sale to Syneron Medical Ltd. (Nasdaq:ELOS). From 2000 to 2005, he served as Vice President and Chief Financial Officer of Given Imaging Ltd., where he was part of the management team that led that company’s 2001 initial public offering and 2004 follow-on offering, and served as a director of that company from its establishment in 1998 to 2000. From 1995 to June 2000, Mr. Ben David served as Vice President and Chief Financial Officer of RDC Rafael Development Corporation, one of Given Imaging Ltd.’s principal shareholders. From 1994 to 1995, Mr. Ben David served as manager of the finance division of Electrochemical Industries (Frutarom) Ltd., an Israeli company traded on the Tel-Aviv Stock Exchange and the American Stock Exchange, and from 1989 to 1993, Mr. Ben David served as the manager of that company’s economy and control department. From 1984 to 1988, Mr. Ben David worked at Avigosh & Kerbs, an accounting firm in Haifa, Israel. Mr. Ben David is a certified public accountant in Israel and holds a B.A. in economics and accounting from Haifa University.

Dror Bacher has served as our Chief Operating Officer since July 25, 2017. Mr. Bacher previously served as our Vice President of Research and development as well as Vice President of Operations since 2013 where he worked on product development as well as building a scalable supply chain. Mr. Bacher has over 18 years of experience in various technological companies and his expertise includes product management, product development and business operations in multidisciplinary environments. Between 2008 and 2013, Mr. Bacher Served in several leadership roles at Amdocs Limited (NYSE:DOX), including working as a part of the Chief Technology Office, managing enterprise development. programs for a variety of software products associated with service delivery, as well as serving as head of process Prior to Amdocs, Mr. Bacher served in a senior role at Tower Semiconductor (Nasdaq:TSEM), the global specialty foundry leader for IC manufacturing, where he was responsible for business operations and commercialization expansion. Mr. Bacher holds a B.Sc. in computer science and an MBA degree from Haifa University.

Yalon Farhi has been a director of our Company since June 1, 2016. Since 1998, Mr. Farhi, a Colonel in the Israeli Defense Forces (reserves), has served as a motivational lecturer and educator at Bnei-David Institutions, a pre-army and post-army educational program in Israel. From 1998 to January 2016, Mr. Farhi worked as an administrative manager for El-Ami, a non-governmental organization in Israel. Previously, from 1988 to 1992, Mr. Farhi served as a private security consultant to several security companies in Israel. In addition, for the past thirty years, Mr. Farhi has been the owner of a private gardening and land development services company based in Israel. Mr. Farhi received a degree in Education Studies and holds a Teaching Certificate from the Moreshet Yaacov College in Jerusalem. We believe Mr. Farhi is qualified to serve on our Board because of his business experience.

Malcolm Hoenlein has been a director of our company since August 31, 2011. Since 1986, Mr. Hoenlein has served as Chief Executive Officer and Executive Vice Chairman of the Conference of Presidents of Major American Jewish Organizations, the coordinating body on international and national concerns for 52 national American Jewish organizations. Previously, he served as the founding Executive Director of the Jewish Community Relations Council of Greater New York. Prior to that, he was the founding Executive Director of the Greater New York Conference on Soviet Jewry. A National Defense Fellow at the Near East Center of the University of Pennsylvania, Mr. Hoenlein taught International Relations in the Political Science Department and served as a Middle East specialist at the Foreign Policy Research Institute. In addition, he served on the editorial staff of ORBIS, the Journal of International Affairs. He serves as a director of several companies, Coronado Biosciences Inc. (Nasdaq: CNDO), Nanox Technologies, Data to Life, Nuvo Corp and WellSense Technologies. Mr. Hoenlein has a B.A. in Political Science from Temple University and a Master's Degree in International Relations from the University of Pennsylvania, as well as an honorary Doctorate of Laws from Touro College and an honorary Doctorate of Humane Letters from Yeshiva University. He was appointed by Presidents Clinton and Bush as a U.S. delegate to the Organization for Security and Cooperation in Europe. In 2013, he received the highest civilian decoration from King Mohamad VI of Morocco. We believe Mr. Hoenlein is qualified to serve on our Board because of his extensive experience serving on the boards of public and private companies.

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Allen Kamer has been a director of our company since February 28, 2017. Since September 2016, Mr. Kamer serves as a managing partner at OurCrowd, a digital health fund. From January 2014 until June 2016, Mr. Kamer served as Chief Commercial Officer, or CCO, of Optum Analytics, a division within Optum, Inc., United Healthcare’s health services unit. Optum Analytics was focused on converting health information to health intelligence and delivering solutions that improve care delivery, quality and cost-effectiveness. As the CCO, Mr. Kamer led the group’s commercialization efforts of analytics software products and solutions, including the award-winning Optum OneTM, to U.S. provider and payer organizations. In July 2008,, Mr. Kamer was co-founder of the Humedica Inc., which was acquired by United Healthcare in January 2013. As co-founder, Mr. Kamer helped lead efforts to raise capital, hire the management team, and launch the business. Mr. Kamer led Corporate Development & Marketing at Humedica, Inc., and was responsible for formulating and managing the company’s strategic partnerships, all marketing & branding activities, and new business opportunities. Mr. Kamer has a B.A. from Brandeis University. We believe Mr. Kamer is qualified to serve on our Board because of his business expertise and experience with life sciences companies.

Hila Karah has been a director of our company since November 23, 2014. Ms. Karah is an independent business consultant and an investor in several high-tech, biotech and internet companies. From 2006 to 2013, she served as a partner and Chief Investment Officer of Eurotrust Ltd., a family office. From 2002 to 2005, she served as a research analyst at Perceptive Life Sciences Ltd., a New York-based hedge fund. Prior to that, Ms. Karah served as research analyst at Oracle Partners Ltd., a health-care focused hedge fund. Ms. Karah has served as a director in several private and public companies including Intec Pharma, since 2009 and Cyren Ltd since 2008. Ms. Karah holds a B.A. in Molecular and Cell Biology from the University of California, Berkeley, and studied at the University of California, Berkeley-University of California, San Francisco Joint Medical Program. We believe Ms. Karah is qualified to serve on our Board of Directors because of her experience as an investor in and advisor to high-tech, biotech and internet companies.

Dennis M. McGrath has been a director of our company since November 12, 2013. Mr. McGrath is a seasoned medical device industry executive with extensive public company leadership experience possessing a broad range of skills in corporate finance, business development, corporate strategy, operations and administration. After an 18 year career at PhotoMedex, Inc. (Nasdaq: PHMD), he recently joined PAVmed, Inc (Nasdaq: PAVM, PAVMW) as its Executive Vice President and Chief Financial Officer. Previously, from 2000 to 2017 Mr. McGrath served in several senior-level positions of PhotoMedex, Inc. (Nasdaq: PHMD), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc. in December 2011, he also served as Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, and particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition to serving as a director of PhotoMedex, he serves as the audit chair and a director of several medical device companies, including Noninvasive Medical Technologies, Inc. and Cagent Vascular, LLC, and as an advisor to the board of an orphan drug company, Palvella Therapeutics, LLC. Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW). He also serves on the Board of Trustees for Manor College and the Board of Visitors for Taylor University. We believe Mr. McGrath is qualified to serve on our Board because of his accounting expertise and his experiences serving as an officer and director of public and private companies.

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Prof. Richard B. Stone has been a director of our company since July 7, 2014. For more than twenty-five years, Prof. Stone has been an active participant in early-stage business enterprises as a director or investor, including technology and biotechnology companies. He currently serves on the board of directors of multiple technology companies, including Powermat, Espro-Accoustiguide Group, Wellsense Technologies, NanoX Imaging Plc, Illumigyn Ltd, Cardiologic Innovations, Quality Inflow Ltd., and Check-Cap. Since 1974, Prof. Stone has been a member of the faculty of Columbia Law School, where he held the Wilbur Friedman Chair in Tax Law for twenty years. In addition to basic and advanced tax courses, Prof. Stone has taught in the areas of contracts, business planning and real estate planning. Among other not-for-profit organizations he has been associated with, from 2011 to 2013, Prof. Stone served as Chairman of the Conference of Presidents of Major American Jewish Organizations. Prof. Stone began his career in 1967 in private practice in Washington, D.C, and thereafter joined the staff of the Solicitor General of the United States, where from 1969 to 1973 he was Assistant to the Solicitor General. He is a graduate of Harvard College and Harvard Law School. We believe Prof. Stone is qualified to serve on our Board because of his legal expertise and experience with life sciences companies.

Rami Yehudiha has been a director of our company since September 23, 2014. Mr. Yehudiha is a marketing and advertising executive with a particular expertise in developing and implementing campaigns utilizing cutting-edge technologies and methods. From 2004 to the present, he has served as the Founder and Chief Executive Officer of LEAD, a top ten Israeli advertising firm. From 1997 to 2003, he served as the Chief Executive Officer at Ogilvy One Israel, a part of the WPP Group. Mr. Yehudiha received his B.A. in Political Science and Economics from Tel Aviv University and an M.B.A. in Marketing from Manchester University. We believe Mr. Yehudiha is qualified to serve on our Board of Directors because of his experience in technology-based marketing.

Under the terms of the securities purchase agreement relating to our September 2014 private placement transaction, for so long as David Edery or his controlled affiliates held 25%, 15% and 10% of the outstanding shares of our common stock, Mr. Edery had the right to nominate, respectively, three, two or one member of our seven-member Board. Mr. Edery has waived his director nomination rights effective February 28, 2016. Mr. Yehudiha and Ms. Karah were initially appointed to our Board as nominees of Mr. Edery.

Under the terms of the Securities Purchase Agreement relating to our January 2017 Private Placement, our lead investor in the offering, OurCrowd Digital Health L.P., was given the right to appoint two individuals to the our Board for so long as the investor holds 13%, and one individual for as long as investor holds 5% of our outstanding shares of our common stock. We further agreed to permit such designees to serve on our Nominating and Corporate Governance Committee. In addition, we granted OurCrowd Digital Health L.P. the right, for a two year period, to participate in future securities offerings of the Company. On February 28, 2017, OurCrowd Digital Health L.P. initially appointed Allen Kamer and Yossi Bahagon to serve on our Board as well as appointed each of Messrs. Kamer and Bahagon to serve on our Nominating and Corporate Governance Committee. Mr. Bahagon resigned from our Board on March 15, 2018.

Under the terms of the Securities Purchase Agreement relating to our February 2018 Private Placement, we granted our lead investor, Agate JT Healthcare Fund L.P, the right to appoint one individual to our Board with such designee to be nominated to serve on the Board for so long as such investor maintains ownership in excess of 5% of our outstanding Common Stock.

Except for the appointment of Yalon Farhi, whose nomination was suggested by Shmuel Farhi, a significant stockholder of the Company and a cousin of Yalon Farhi, there are no family relationships between any of our directors or executive officers.

Except for the foregoing, there are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions.

Except as set forth herein, none of our directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws. Additionally, none of our directors or executive officers have been involved in any material proceedings to which such director or executive officer was a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

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Required Vote

The election of each of the Director Nominees requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors. Broker non-votes will not affect the outcome of the vote on this matter.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL 2

PRIVATE PLACEMENT PROPOSAL

Background

Between February 28, 2018 and March 6, 2018, we executed two forms of Securities Purchase Agreements with accredited and non-U.S. investors relating to two concurrent offerings of an aggregate of 2,262,269 shares of Common Stock at a purchase price of $1.40 per share, an aggregate of 1,234,080 shares of Series C Convertible Preferred Stock, at a purchase price of $2.80 per share, and Warrants to purchase up to an aggregate of 3,784,351 shares of Common Stock at an exercise price of $1.80 per share. The closings of the Offering took place on February 28, 2018 and March 6, 2018.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock (the “Certificate of Designation”), the shares of Series C Preferred Stock are convertible into an aggregate of 2,468,160 shares of Common Stock based on a conversion price of $1.40 per share. Such conversion price is not subject to any future price-based anti-dilution adjustments but does carry customary anti-dilution protection. The holders of the Series C Preferred Stock will not be entitled to convert such preferred stock into shares of Common Stock until we obtain stockholder approval for such conversion and upon obtaining such stockholder approval the Series C Preferred Stock shall automatically convert into shares of Common Stock. The holders of the Series C Preferred Stock do not possess any voting rights. The Series C Preferred Stock carries a liquidation preference for each holder equal to the investment made by such holder in the Series C Preferred Stock issued in the Offering, and such liquidation preference applies in certain deemed liquidation events such as a change in control of the Company. In addition, the holders of Series C Preferred Stock are eligible to participate in dividends and other distributions by us on an as-converted basis.

We have agreed to file a registration statement covering the resale of the shares of Common Stock sold in the Offering, the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, and the Warrant Shares, by April 30, 2018.

Description of the Series C Preferred Stock

Conversion Price. The Series C Preferred Stock entitles the holders thereof to convert their shares of Series C Preferred Stock into Common Stock at a conversion price of $1.40 per share, subject to adjustment.

Automatic Conversion. The Series C Preferred Stock will automatically convert into shares of Common Stock upon obtaining stockholder approval of the Private Placement Proposal.

Beneficial Ownership Limitation. The holder will not have the right to convert its Series C Preferred Stock if the holder (together with its affiliates and any other persons whose beneficial ownership of shares of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) would beneficially own in excess of 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Certificate of Designation.

Adjustments. The conversion price of the Series C Preferred Stock and the number of shares of Common Stock issuable upon the conversion of the Series C Preferred Stock are subject to adjustment in certain circumstances.

Rights Upon Distribution of Assets. If we declare or makes any dividend or other distribution of its assets to holders of shares of Common Stock, the exercise price in effect immediately prior to the record date fixed for determination of holders entitled to receive the distribution shall be reduced pursuant to a formula set forth in the Warrants and the number of Warrant Shares shall be adjusted accordingly.

Listing. There is no established public trading market for the Series C Preferred Stock, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Series C Preferred Stock on any national securities exchange or other nationally recognized trading system.

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Fundamental Transactions. In the event of any fundamental transaction, as described in the Certificate of Designation and generally including any merger with or into another entity, sale of all or substantially all of the our assets, tender offer or exchange offer, or reclassification of the Common Stock, we shall make appropriate provision so that Series C Preferred Stock shall thereafter be convertible for shares of the successor entity based upon the conversion ratio or other consideration payable in the fundamental transaction. In connection with a fundamental transaction that constitutes a corporate event, we shall make appropriate provision to ensure that the holder will thereafter have the right to receive, upon conversion of Series C Preferred Stock in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of Series C Preferred Stock prior to such fundamental transaction, such shares of stock, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of such fundamental transaction had the Series C Preferred Stock been converted immediately prior to such fundamental transaction.

Voting Rights. The holders of the Series C Preferred Stock do not have any voting rights, until they convert such shares into Common Stock.

The information provided in this proxy statement contains summaries of the Certificate of Designation and is subject to, and qualified in its entirety by reference to, the Certificate of Designation which is filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on March 6, 2018.

Why We Need Stockholder Approval

Our Common Stock is listed on the NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(d), (the “NASDAQ 20% rule”), requires stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock), at a price less than market value, equal to 20% or more of the Common Stock outstanding prior to the transaction. In order to permit the conversion of the Series C Preferred Stock, as well as the issuance of 2,468,160 shares of Common Stock, we are seeking stockholder approval as required by the NASDAQ 20% rule.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval, the holders of Series C Preferred Stock will be unable to convert 1,234,080 shares of our Series C Preferred Stock into shares of Common Stock and be unable to receive 2,468,160 shares of Common Stock.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for the Private Placement Proposal, provided, however, that the vote of all shares of our common stock issued in the Private Placement Offering will not be countered in determining whether or not the Private Placement Proposal is approved. Abstentions and broker non-votes will not be counted “for” or “against” the proposal and will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL.

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PROPOSAL 3

INCENTIVE PLAN PROPOSAL

On March 26, 2018, the Board (upon the recommendation of the Board’s Compensation Committee (the “Compensation Committee”)) unanimously approved to amend the 2012 Equity Incentive Plan (the “Plan Amendment”), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the 2012 Equity Incentive Plan by 1,500,000 shares from 3,873,000 to 5,373,000 and to permit the issuance of stock grants under the 2012 Equity Incentive Plan.

The full text of the proposed Plan Amendment is set out in Annex A to this Proxy Statement. The text of the proposed Plan Amendment is subject to modification to include such changes as the Board deems necessary and advisable to affect the increase in the number of shares of Common Stock reserved and available for issuance under the 2012 Equity Incentive Plan. Stockholders are being asked to approve the Plan Amendment.

Reasons for the Plan Amendment

The purpose of our 2012 Equity Incentive Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. In addition, we intend to use most of the increased number of shares available under the 2012 Equity Incentive Plan to issue awards to board members, employees, consultants, advisors and service providers in lieu of cash payments that are, or may be, owed, as a way to preserve our cash. Our Board believes that the number of shares of Common Stock subject to the 2012 Equity Incentive Plan remaining available is insufficient to achieve the purpose of the 2012 Equity Incentive Plan. Therefore, our Board believes the Plan Amendment is necessary to increase the number of shares of Common Stock available under the 2012 Equity Incentive Plan, which will allow flexibility in granting awards to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to preserve our cash, to acquire and maintain an interest in us, which interest may be measured by reference to the value of our Common Stock.

Effects of the Plan Amendment

As a result of the Plan Amendment, there will be an increase in the total number of shares of Common Stock reserved for issuance under the 2012 Equity Incentive Plan. This will provide us with the ability to grant more awards than are currently available under the 2012 Equity Incentive Plan to eligible recipients including employees, directors, consultants and advisors. The issuance in the future of awards under the 2012 Equity Incentive Plan consisting of full value awards, options to purchase shares of Common Stock and stock grants may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock that may be issued as awards under the 2012 Equity Incentive Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws. Holders of the Common Stock have no preemptive or other subscription rights.

Description of the 2012 Equity Incentive Plan

Shares Subject to the 2012 Equity Incentive Plan. The 2012 Equity Incentive Plan provides for grants of stock options and stock grants to employees, directors and consultants of ours (and affiliates of ours). The maximum number of shares of Common Stock currently reserved for the grant of awards under the 2012 Equity Incentive Plan is 3,873,000, subject to adjustment as provided by the 2012 Equity Incentive Plan. As of the Record Date, 1,124,004 shares were available for future grants under the 2012 Equity Incentive Plan If the proposal for the Plan Amendment is approved, then the maximum number of shares of Common Stock reserved for grant of awards under the 2012 Equity Incentive Plan will be 5,373,000, of which 2,624,004 will be available for future grants.

Purpose and Eligible Individuals. The purpose of the 2012 Equity Incentive Plan is to retain the services of valued key employees, directors and consultants of ours and its affiliates, thereby strengthening their incentive to achieve the objectives of our stockholders, to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Compensation Committee. Under the 2012 Equity Incentive Plan, awards may be granted to our officers, directors, employees and consultants or to our affiliates (each, a “Participant”).

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Administration. The Board has the authority to administer the 2012 Equity Incentive Plan or may delegate administration of the 2012 Equity Incentive Plan to a committee of not less than two outside members of the Board, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and/or not less than two (2) non-employee directors, in accordance with Rule 16b-3 promulgated under the Exchange Act. Our Board has delegated its administrative powers to administer the 2012 Equity Incentive Plan to our Compensation Committee. As such, our Compensation Committee has the power, among other things, to (a) determine terms and conditions of any option or stock right granted, including the exercise price and the vesting schedule, (b) select persons who are to receive options, (c) interpret the 2012 Equity Incentive Plan and prescribe rules and regulations for its administration and (d) delegate to a subcommittee any of the administrative powers the Compensation Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the 2012 Equity Incentive Plan, as may be adopted from time to time by the Board.

Stock Options. The Compensation Committee may grant incentive stock options (“ISOs”), nonqualified stock options or options under Section 102 or 3(i) of the Israeli Tax Ordinance (New Version) 1961 (“OTI”) (collectively referred to as “Options”). The Compensation Committee determines the number of shares of Common Stock subject to each Option, provided that the aggregate fair market value of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. The Compensation Committee determines the exercise price of an Option, its duration and the manner and time of exercise. However, in no event shall an Option be exercisable more than ten years following the grant date thereof. A ten percent stockholder of the Company shall not be granted an ISO unless the exercise price of such ISO is at least 110% of the fair market value of the Common Stock at the date of grant and such ISO is not exercisable after the expiration of five years from the date of grant. ISOs may be issued only to employees of the Company or of a corporate subsidiary of ours, and the exercise price must be at least equal to the fair market value of the Common Stock as of the date the Option is granted.

The Compensation Committee, in its discretion, may provide the vesting terms of any Option. The vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion.

The exercise price of an Option may be paid in any form or method authorized by the Board and permitted by the option agreement and 2012 Equity Incentive Plan.

ISOs granted under the 2012 Equity Incentive Plan and the rights and privileges conferred by the 2012 Equity Incentive Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution. Nonqualified stock options shall be not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or as otherwise provided in the option agreement.

Restricted Stock. The Compensation Committee may award shares of Common Stock to a Participant subject to such conditions and restrictions as the Compensation Committee may determine. Restrictions could include conditions that require the Participant to forfeit the shares in the event that the Participant ceases to provide services to us or any of our affiliates thereof before a stated time.

The period of restriction, the number of shares of restricted stock granted, the purchase price, if any, and such other conditions and/or restrictions as the Compensation Committee may establish will be set forth in an award agreement.

After all conditions and restrictions applicable to restricted shares have been satisfied or have lapsed, shares of restricted stock will become freely transferable, as determined by the Compensation Committee and stated in the award agreement.

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The Compensation Committee may make a stock award without any restrictions.

Effect of Certain Corporate Transactions. If a recapitalization or similar transaction occurs that does not alter the existing proportionate ownership of the Common Stock, appropriate adjustments shall be made in the exercise price, the purchase price, if any, and number of outstanding awards. In the case of a change of control (as defined in the 2012 Equity Incentive Plan), such as a merger, acquisitive transaction, reorganization, liquidation or other transaction (a “Major Transaction”) that does alter such proportionate ownership, vested awards generally may be exercised before such transaction and persons owning Common Stock as a result of awards made under the 2012 Equity Incentive Plan will participate on the same basis as other owners of Common Stock. Alternatively, the Board may determine in the case of a Major Transaction that awards will continue in effect on a basis similar to that in effect prior to such Major Transaction, including with respect to vesting, except that such rights shall apply with respect to the surviving entity or shall be assumed by the surviving or acquiring corporation (in accordance, as applicable, with the requirements of Section 409A of the Code or Section 424 of the Code). The Board may, in its discretion, accelerate vesting in whole or in part in connection with a Major Transaction. The 2012 Equity Incentive Plan also provides that Awards may be liquidated for a cash payment.

Further Amendments to the 2012 Equity Incentive Plan. The Board or the Compensation Committee may, at any time, modify, amend or terminate the 2012 Equity Incentive Plan or modify or amend awards granted under the 2012 Equity Incentive Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable laws. However, the Board or the Compensation Committee may not, without approval of our stockholders: (1) increase the total number of shares covered by the 2012 Equity Incentive Plan, except by adjustments upon certain changes in capitalization; (2) change the aggregate number of shares of Common Stock that may be issued to any single person; (3) change the class of persons eligible to receive awards under the 2012 Equity Incentive Plan; or (4) make other changes in the 2012 Equity Incentive Plan that require stockholder approval under applicable law (including any rules of any applicable stock exchange or stock quotation system of which our shares of Common Stock are traded). Except as otherwise provided in the 2012 Equity Incentive Plan or an Award agreement, no amendment will adversely affect outstanding awards without the consent of the participant. Any termination of the 2012 Equity Incentive Plan will not terminate awards then outstanding, without the consent of the participant.

Term of the 2012 Equity Incentive Plan. Unless sooner terminated by the Board, the 2012 Equity Incentive Plan will terminate on the day prior to the tenth anniversary of its adoption by the Board. No award may be granted after such termination or during any suspension of the 2012 Equity Incentive Plan.

U.S. Tax Treatment. The following description of the federal income tax consequences of awards is general and does not purport to be complete.

Incentive Stock Options

Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the shares subject to the Option over the exercise price. Provided that the shares are held for at least one year after the date of exercise of the Option and at least two years after its date of grant, any gain realized on a subsequent sale of the shares will be taxed as long-term capital gain. If the shares are disposed of within a shorter period of time, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we are entitled to a tax deduction if the participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the participant recognizes income.

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Nonqualified Stock Options

A participant realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of the shares acquired pursuant to the exercise of the Option and the exercise price paid is taxed as ordinary compensation income when the Option is exercised. The difference is measured and taxed as of the date of exercise, if the shares are not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. A participant may elect (as described under Stock awards below) to be taxed on the difference between the exercise price and the fair market value of the shares on the date of exercise, even though some or all of the shares acquired are subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the shares is taxed as short-term or long-term capital gain, depending on the holding period after exercise. We receive no tax deduction on the grant of a nonqualified stock option, but it is entitled to a tax deduction when a participant recognizes ordinary compensation income on or after exercise of the Option, in the same amount as the income recognized by the participant.

Stock Grants

With respect to stock grants under our 2012 Equity Incentive Plan that are made without any restrictions, a participant must generally recognize compensation income equal to the excess of the fair market value of shares received over the amount paid (if any). We generally will be entitled to a deduction in an amount equal to the compensation income recognized by a participant.

If a stock grant award is subject to restrictions, a participant generally will not recognize income at the time of the award, but will instead recognize compensation income equal to the excess of the fair market value of the shares received over the amount paid (if any) when restrictions on transferability or that otherwise constitute a substantial risk of forfeiture lapse. A participant may elect to be taxed at the time of the receipt of the shares, rather than upon the lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction for the amount of previously recognized compensation income. (He or she will be entitled to a capital loss for the amount paid, if any, for the shares.) The participant must file a so-called Section 83(b) election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the compensation income recognized by the participant.

When the stock is subsequently sold, the participant generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the amount paid plus any compensation income recognized).

Restricted Stock

The participant recognizes no income until the issuance of the shares at vesting. At that time, the participant must generally recognize compensation income equal to the fair market value of the shares received less the amount paid (if any). We generally will be entitled to a deduction in an amount equal to the compensation income recognized by the participant.

When the stock is subsequently sold, the participant generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the amount paid plus any compensation income recognized).

Dividends

The full amount of dividends or other distributions of property made with respect to stock awards before the lapse of any applicable restrictions will constitute ordinary compensation income, and we are entitled to a deduction at the same time and in the same amount as the income is realized by the Participant (unless an election under Section 83(b) of the Code has been made).

Section 162(m) of the Code

Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer and the three other most highly compensated executive officers, but not including the principal financial officer, to the extent that this compensation is not “performance-based” within the meaning of Section 162(m) of the Code. Compensation in excess of the $1,000,000 limit may be deducted if, among other matters, amounts are paid pursuant to pre-established, objective performance goals determined by a committee consisting solely of two or more "outside directors" (within the meaning of Section 162(m) of the Code), the material terms of those goals are disclosed to and approved by stockholders and any payment is made only after a committee of outside directors certifies that the pre-established performance goals have been satisfied.

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Options issued under the 2012 Equity Incentive Plan n generally satisfy the performance-based compensation exception under regulations issued pursuant to Section 162(m) of the Code if, in addition to other requirements, the 2012 Equity Incentive Plan is approved by our stockholders, the grants are made by the Compensation Committee (or another committee presently consisting of “outside directors”) and the amount of compensation a person can receive under the Option is based solely on an increase in the value of the stock after grant.

Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee and our Board reserve the right to pay nondeductible compensation when appropriate.

Israeli Tax Treatment. The following is a summary of the Israeli income tax consequences of certain transactions under the 2012 Equity Incentive Plan with regard to the granting of awards to Israeli participants. It is general and does not purport to be comprehensive.

Generally, the 2012 Equity Incentive Plan provides for the granting of awards to employees, directors and consultants under either Section 102 or Section 3(i) of the ITO. The awards granted under the 2012 Equity Incentive Plan to employees and officeholders, who are not controlling shareholders (as defined in the ITO) are subject to the “capital gains tax route” under Section 102 of the ITO (the “Capital Gains Tax Route”), and the awards granted to participants in the 2012 Equity Incentive Plan who do not qualify to receive awards under the Capital Gains Tax Route, including consultants, service providers and controlling shareholders, are subject to Section 3(i) of the ITO.

The Capital Gains Tax Route generally provides for a reduced tax rate of 25% on gains realized upon the sale of the award’s underlying shares, subject to the fulfillment of certain procedures and conditions including the deposit of such awards (or shares issued upon their exercise or shares in case restricted stock was granted) for a requisite period of time with a trustee approved by the Israeli Tax Authority (currently, 24 months from the date of grant). Notwithstanding the above, in any event where the exercise price of the underlying shares subject to the awards is less than the fair market value of the underlying shares at the time of grant of the awards (calculated as the average value of a company's shares on the 30 trading days preceding the date of grant), such amount will be deemed ordinary income of the award holder, taxed at the applicable marginal tax rate (up to 50% in 2016) together with health insurance and social security insurance payments, on the date of sale of the underlying shares and/or the date of the release of such underlying shares from trust. In the event the requirements of Section 102 of the ITO for the allocation of awards according to the Capital Gains Tax Route are not met, the benefit attributed to the award holder as a result of the grant of such awards will be taxed as ordinary work income at applicable marginal income tax rates (together with health insurance and social security insurance payments). For as long as the restricted stock or the shares issued upon exercise of awards are registered in the name of the trustee, the voting rights with respect to such shares will remain with the trustee. Under the Capital Gains Tax Route, a company, or its Israeli subsidiary, as the case may be, is generally not entitled to recognize a deduction for Israeli tax purposes on the gain recognized by the award holder upon sale of the shares underlying the awards (except for such amount that will be deemed ordinary income of the award holder as explained above). Our Israeli subsidiary will be required to withhold applicable tax (and social security and national health insurance charges, if applicable) at source on behalf of the award holder and may be required to pay social security and national health insurance charges.

Generally, with respect to a holder of an award under Section 3(i) of the ITO that is not registered for trade, the taxable event shall take place on the date of exercise of the award into shares, and the income will be classified as regular employment or work income subject to marginal tax rates (if the participant is an individual) or corporate tax rates (if the participant is a corporation).

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New 2012 Equity Incentive Plan Benefits

If the Plan Amendment is approved by our stockholders, the number of awards that will be received by or allocated to our employees, directors and consultants is not determinable at this time. For information regarding swards made to our named executive officers under the 2012 Equity Incentive Plan outstanding as of December 31, 2017, see “Outstanding Equity Awards at Fiscal Year-End.” For information regarding awards made to our directors under the 2012 Equity Incentive Plan outstanding as of December 31, 2017, and for a description of our compensation program for directors, see “Non-Employee Director Remuneration Policy.”

The following table provides information as of December 31, 2017 with respect to options outstanding under the 2012 Equity Incentive Plan and the Company’s other equity compensation arrangements.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	1,304,638	$5.98	1,138,254
Equity compensation plans not approved by security holders *	12,029	$126.04	-
Equity compensation plans not approved by security holders **	4,225	$125.10	-
Equity compensation plans not approved by security holders ***	54,490	$5.76	-
Equity compensation plans not approved by security holders ****	2,778	$7.02	-
Total	1,378,160	$7.39	1,138,254

*	In March 2013, our Board adopted a non-employee director’s remuneration policy.

**	On May 2014, our Board approved the grant of non-plan options to the Company’s Scientific Advisory Board (“SAB”). These options have an exercise price of $125.10, vest in 4 quarterly installments in arrears, have a cashless exercise feature and a ten year term.

***	In September 2015, our Board approved the grant of non-plan options to our Board members and members of our SAB. These options have an exercise price of $5.76 per share, one third vesting immediately and the balance vest over 8 quarterly installments, have a cashless exercise feature and a six year term.

****	In December 2015, our Board approved the grant of non-plan options to a member of the SAB. The options to the SAB member have an exercise price of $7.02 per share, and vest over a three year period. One third vest after one year and the balance vest over 8 quarterly installments after the first anniversary; these options have a cashless exercise feature and a six year term.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the Incentive Plan Proposal. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the approval of the Incentive Plan Proposal. Broker non-votes will not affect the outcome of the vote on this matter.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2018

On March 21, 2018, the Audit Committee of the Board appointed the firm of Kost Forer Gabbay & Kasierer to serve as our independent auditors for our fiscal year ending December 31, 2018. Stockholders will be asked to ratify the Auditor to serve as our independent auditors. The Board’s Audit Committee (the “Audit Committee”) is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2019. The Auditor has been our auditor since June 22, 2012. A representative of the Auditor is not expected to be present at the Meeting.

The following table sets forth fees billed to us by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm, during the fiscal years ended December 31, 2017 and December 31, 2016 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	December 31, 2017	December 31, 2016
Audit Fees	$86,000	$83,000
Audited Related Fees	$-	$-
Tax Fees (1)	$12,000	$16,000
All Other Fees (2)	$56,000	$55,000
Total	$154,000	$154,000

(1)	Consists of fees relating to our tax compliance and tax planning.

(2)	Consists of fees relating to our private placements.

Audit Committee Policies

The Audit Committee of our Board is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by the independent auditors (including the fees and other terms thereof), subject to the de minimis exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Board prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions. The audit, tax and non-audit services provided by the Auditor in 2016 and 2017 set forth above were pre-approved by our Audit Committee.

Required Vote

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the ratification of our independent public accountants. There are no broker non-votes on this matter since it is a “routine” matter.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE Ratification of the appointment by the Audit Committee of the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

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CORPORATE GOVERNANCE

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board determined that Prof. Stone, Messrs. Hoenlein, Yehudiha, Kamer, and McGrath and Ms. Karah are “independent directors” as defined in the NASDAQ Listing Rules and Rule 10A-3 promulgated under the Exchange Act.

Meetings of the Board

Our Board met in telephonically 6 times during the fiscal year ended December 31, 2017 and also acted by unanimous written consent on 9 occasions. Each member of our then current Board was present for at least 33% percent or more of the Board meetings held.

Board Committees

Our Board has established three standing committees: Audit, Compensation, and Nomination and Corporate Governance.

Audit Committee

Our Audit Committee is comprised of Messrs. Hoenlein, McGrath and Prof. Stone, each of whom is an independent director. Mr. McGrath is the Chairman of the Audit Committee. Mr. McGrath is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee charter is available on our website at www.mydario.com under the Investors / Governance section. The Audit Committee:

•   evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engage such independent auditor;

•   approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approve in advance any non-audit service to be provided by our independent auditor;

•   monitors the independence of our independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•   reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and our independent auditor the results of the annual audit and reviews of our quarterly financial statements; and

•   oversees all aspects our systems of internal accounting control and corporate governance functions on behalf of the board.

The Audit Committee met telephonically on 4 occasions during the fiscal year ended December 31, 2017 and also acted by unanimous written consent on 9 occasions. Each of the members of the Audit Committee attended 75% of the meetings held by the Audit Committee during the time each director served as a member of the committee.

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Compensation Committee

Our Compensation Committee is comprised of Messrs. Hoenlein, McGrath , Yehudiha and Ms. Karah. Mr. Hoenlein is the Chairman of the Compensation Committee. Under the terms of the Securities Purchase Agreement in our September 2014 Private Placement, we agreed to appoint two nominees of our lead investor, David Edery, to the Compensation Committee. Both Mr. Yehudiha and Ms. Karah were initially nominees of Mr. Edery. These appointment rights were waived on February 28, 2016.

The Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists our Board in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and performs several functions. The Compensation Committee charter is available on our website at www.mydario.com under the Investors /Governance section.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The Compensation Committee met telephonically on 1 occasion during the fiscal year ended December 31, 2017 and acted by unanimous written consent on 13 occasions. Each of the members of the Compensation Committee attended 100% of the meetings held during the time each director served as a member of the committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is currently comprised of Prof. Stone and Messrs. Kamer, and Yehudiha. Prof. Stone is the Chairman of the Nominating and Corporate Governance Committee.

Under the terms of the Securities Purchase Agreement in our September 2014 Private Placement, we agreed to appoint two nominees of our lead investor, David Edery to the Nominating and Corporate Governance Committee. Mr. Yehudiha was initially the nominee of Mr. Edery serving on this committee. These appointment rights were waived on February 28, 2016. In addition, under the terms of the securities purchase agreement relating to our January 2017 Private Placement, our lead investor in the offering, OurCrowd Digital Health L.P., was given the right to appoint two members to our Board for so long as the investor holds 13% and 5% of our outstanding shares of our common stock. We further agreed to permit such designees to serve on our Nominating and Corporate Governance Committee. Messrs. Kamer and Bahagon were appointed to our Board as nominees of OurCrowd. Such investor currently has the right to appoint one director to our Board. On March 15, 2018, Mr. Bahagon resigned from our Board.

The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board for consideration. This committee also has the authority to oversee the hiring of potential executive positions in our company. The Nominating and Corporate Governance Committee operates under a written charter, which will be reviewed and evaluated at least annually.

Other than the nomination request submitted with respect to the nomination of Yalon Farhi, the nomination rights of Mr. Edery, the board appointment rights relating to OurCrowd Digital Health L.P and Agate JT Healthcare Fund L.P., we have never received communications from stockholders recommending individuals to serve as our directors. For the fiscal year ended December 31, 2017, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. Other than the nomination request submitted with respect to the nomination of Yalon Farhi, as well as the board appointment rights relating to OurCrowd Digital Health L.P., Agate JT Healthcare Fund L.P, and Mr. Edery, we have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

The Nominating and Corporate Governance Committee will review a reasonable number of candidates for director recommended by a stockholders who satisfy the notice, information and consent provisions set forth in the Company’s Bylaws. The Board will use the same evaluation criteria and process for director nominees recommended by stockholders as it uses for other director nominees. A stockholder wishing to formally nominate an individual for election to the Board must do so by following the procedures described in the Company’s Bylaws. There has been no change to the procedures by which stockholders may recommend nominees to our Board. For information concerning stockholder proposals, see “Stockholder Proposals” below in this Proxy Statement.

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The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nomination and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

The Nomination and Corporate Governance Committee acted by unanimous written consent on 1 occasion during the fiscal year ended December 31, 2017.

Each of the nominees for election at this Meeting was recommended to the Board by the Nominating and Corporate Governance Committee.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we historically have a different person serving in each such role; however, following the resignation of Dr. Oren Fuerst as our Chairman of the Board on November 23, 2014, Mr. Erez Raphael currently serves as our President, Chief Executive Officer and Chairman of the Board. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances. We believe that the separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its employees and operations. We are seeking a qualified person to serve as our Chairman of the Board. In addition, through the Audit, Compensation, Nomination and Corporate Governance Committees, our independent directors who are members thereof provide strong independent leadership for each of those committees.

Our Board’s, including our Audit and Compensation Committees’, as appropriate, role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and is an integral part of all Board deliberations. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each Committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through Committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board’s role in our risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board providing oversight in connection with those efforts.

Code of Ethics

On March 5, 2013, our Board adopted a Code of Business Conduct and Ethics which is available on our internet website at http://mydario.investorroom.com/CorporateGovernance.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to: DarioHealth Corp., at 8 HaToKhen Street, Caesarea Industrial Park 3088900, Israel, Attention: Zvi Ben David. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

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Attendance at Special and Annual Stockholder Meetings

We encourage our directors to attend our special and annual stockholders meetings. Mr. Erez Raphael, our Chief Executive Officer, President and Chairman of the Board and Zvi Ben David, our Chief Financial Officer, Treasurer and Secretary, attended our last annual stockholder meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, except for the Form 3 filed by OurCrowd Digital Health L.P. on January 27, 2017 and the Form 3 filed by Shehnee Lawrence Farhi on February 14, 2018, we believe that during fiscal year ended December 31, 2017, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

Executive Compensation

The following table summarizes compensation of our named executive officers, as of December 31, 2017 and 2016.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)*		Bonus ($)		Stock Awards		Option Awards ($)**		Non-equity incentive plan compensation	Non-qualified incentive plan compensation	All Other Compensation ($)		Total ($)

Erez Raphael	2017	$146,679	(1)			$1,063,401	(3)	$389,406	(4)			$75,341		$1,674,827
(Chairman and Chief Executive Officer)	2016	$128,953	(1)	$100,000	(2)	$118,828	(3)					$72,642	(5)	$420,423

Zvi Ben David	2017	$131,136	(6)			$398,500	(7)	$86,559	(8)			$43,786		$659,981
(Chief Financial Officer)	2016	$110,978	(6)			$76,649	(7)					$32,279	(9)	$219,907

Dror Bacher	2017	$130,011	(10)			$304,970	(11)	$95,878	(12)			$59,254		$590,113
(Chief Operating Officer)	2016	$119,456	(10)			$27,048	(11)					$55,261	(13)	$201,765

*	Certain compensation paid by the company is denominated in New Israeli Shekel (or the NIS). Such compensation is calculated for purposes of this table based on the annual average currency exchange for such period.
**	Amount shown does not reflect dollar amount actually received. Instead, this amount reflects the aggregate grant date fair value of each stock option granted in the fiscal years ended December 31, 2016, computed in accordance with the provisions of ASC 718 “Compensation - Stock Compensation”, or ASC 718. Assumptions used in accordance with ASC 718 are included in Note 9 to our consolidated financial statements included in this Annual Report.

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(1)	In accordance with his second amendment to the employment agreement with our company effective August 11, 2013, Mr. Raphael was entitled to a monthly salary of NIS 44,000, commencing April 1, 2016, his monthly salary was increased to NIS 80,000 (approximately $22,857 per month). During 2016 and 2017, Mr. Raphael agreed to a waiver of 42% and 45% respectively, of his cash salary according to our salary program (see further details in “Employment and Related Agreements” below).
(2)	On March 2016, Mr. Raphael was paid a bonus of $100,000 following the successful completion of the public offering.
(3)	On January 27, 2016, Mr. Raphael was granted 1,364 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from January to March 2016. On June 23, 2016, Mr. Raphael was granted 7,089 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from April to June 2016, On August 1, 2016, Mr. Raphael was granted 7,688 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from July to September 2016, On January 10, 2017, Mr. Raphael was granted 11,205 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from October to December 2016. On January 30, 2017, Mr. Raphael was granted 11,381 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from January to March 2017. On April 13, 2017, Mr. Raphael was granted 10,369 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from April to June 2017. On July 10, 2017, Mr. Raphael was granted 17,036 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from July to September 2017. On October 23, 2017, Mr. Raphael was granted 21,128 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from October to December 2017. On January 30, 2017, Mr. Raphael was granted 227,616 shares of our common stock under our 2012 Equity Incentive Plan, and on April 20, 2017, Mr. Raphael was granted 50,000 shares of our common stock under our 2012 Equity Incentive Plan, as a bonus for the 2016 achievements of the Company.
(4)	During 2017, Mr. Raphael was granted 143,164 options to purchase shares of our common stock. The balance shall vest in twelve equal quarterly installments from the grant date during a three-year period. We may grant Mr. Raphael additional options to purchase shares of common stock from time to time at the discretion of our Board or the Compensation Committee thereof (see further details in “Employment and Related Agreements” below).
(5)	In addition to his salary, Mr. Raphael is entitled to receive a leased automobile and mobile phone during his employment as well as reimbursements for expenses accrued. These benefits as well as other social benefits under Israeli law are included as part of his “All Other Compensation”.
(6)	In accordance with his employment agreement with our company effective January 8, 2015, Mr. Ben David was initially entitled to a monthly salary and additional compensation (excluding social benefits under applicable Israeli law) of NIS 31,200 (approximately $8,914) for providing eighty percent of his working time to our company. Beginning on March 1, 2015, Mr. Ben David began working for us on a full time basis pursuant to the terms of his employment agreement at which point Mr. Ben David’s salary was increased to NIS 39,000 (approximately $11,142) per month, and commencing April 1, 2016 his monthly salary was updated to NIS 60,000 (approximately $17,142). During 2016 and 2017, Mr. Ben David agreed to a waiver of 35.2% and 35.0% respectively of his cash salary according to our salary program (see further details in “Employment and Related Agreements” below).
(7)	On January 27, 2016, Mr. Ben David was granted 1,736 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from January to March 2016.

On June 23, 2016, Mr. Ben David was granted 4,135 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from April to June 2016, On August 1, 2016, Mr. Ben David was granted 4,485 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from July to September 2016, On January 10, 2017, Mr. Ben David was granted 6,536 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from October to December 2016.

On March 31, 2016, Mr. Ben David was granted 20,000 shares of our common stock under our 2012 Equity Incentive Plan as a bonus for the successful completion of the public offering in March 2016.

On January 30, 2017, Mr. Ben David was granted 6,639 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from January to March 2017. On April 13, 2017, Mr. Ben David was granted 6,049 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from April to June 2017. On July 10, 2017, Mr. Ben David was granted 9,938 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from July to September 2017. On October 23, 2017, Mr. Ben David was granted 12,325 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from October to December 2017. On January 30, 2017, Mr. Ben David was granted 74,896 shares of our common stock under our 2012 Equity Incentive Plan, and on April 20, 2017, Mr. Ben David was granted 20,000 shares of our common stock under our 2012 Equity Incentive Plan, as a bonus for the 2016 achievements of the Company.

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(8)	During 2017, Mr. Ben David was granted 31,823 options to purchase shares of our common stock. The balance shall vest in twelve equal quarterly installments from the grant date during a three-year period. We may grant Mr. Ben David additional options to purchase shares of common stock from time to time at the discretion of our Board or the Compensation Committee thereof (see further details in “Employment and Related Agreements” below).
(9)	In addition to his salary, Mr. Ben David is entitled to receive a mobile phone during his employment as well as reimbursements for expenses accrued. These benefits as well as other social benefits under Israeli law are included as part of his “All Other Compensation.”
(10)	In accordance with his second amendment to the employment agreement with our company effective April 2016, Mr. Bacher was entitled to a monthly salary of NIS 48,000 (approximately $13,714 per month), Commencing July 1, 2017, Mr. Dror was appointed as our Chief Operating Officer and his monthly salary was increased to NIS 55,000 (approximately $15,714 per month). During 2017, Mr. Bacher agreed to a waiver of 24% of his cash salary according to our salary program (see further details in “Employment and Related Agreements” below)
(11)	On January 30, 2017, Mr. Bacher was granted 2,845 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from January to March 2017. On April 13, 2017, Mr. Bacher was granted 2,592 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from April to June 2017. On July 10, 2017, Mr. Bacher was granted 7,572 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from July to September 2017. On October 23, 2017, Mr. Bacher was granted 9,390 shares of our common stock under our 2012 Equity Incentive Plan against waiver of cash salary for the period from October to December 2017. On January 30, 2017 Mr. Bacher was granted 49,745 shares of our common stock under our 2012 Equity Incentive Plan, on April 20, 2017 Mr. Bacher was granted 20,000 shares of our common stock under our 2012 Equity Incentive Plan, as a bonus for the 2016 achievements of the Company, on July 25, 2017 Mr. Bacher was granted 10,000 shares of our common stock under our 2012 Equity Incentive Plan, upon his promotion to COO of the Company, and on October 23, 2017 Mr. Bacher was granted 8,080 shares of our common stock under our 2012 Equity Incentive Plan as a bonus for getting FDA clearance for certain Android smart phone devices in the U.S..
(12)	During January 2017, Mr. Bacher was granted 27,492 options to purchase shares of our common stock which will vest in twelve equal quarterly installments over a three-year period from the grant date. During July 2017, Mr. Bacher was granted 10,000 options to purchase shares of our common stock which will vest in twelve equal quarterly installments over a three-year period from the grant date. We may grant Mr. Bacher additional options to purchase shares of common stock from time to time at the discretion of our Board or the Compensation Committee thereof (see further details in “Employment and Related Agreements” below).
(13)	In addition to his salary, Mr. Bacher is entitled to receive a leased automobile and mobile phone during his employment as well as reimbursements for expenses accrued. These benefits as well as other social benefits under Israeli law are included as part of his “All Other Compensation”.

All compensation awarded to our executive officers were independently reviewed by our Compensation Committee.

Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Erez Raphael, Chief Executive Officer and Chairman of our Board of Directors – On August 30, 2013, LabStyle Innovation Ltd., our Israeli subsidiary, entered into an amendment to a Personal Employment Agreement with Mr. Raphael in connection with his August 2013 appointment as our President and Chief Executive Officer. Pursuant to the terms of his employment agreement as amended, Mr. Raphael is entitled to a monthly salary of NIS 80,000 (approximately $22,857 per month). During 2016 and 2017, Mr. Raphael agreed to a waiver of 42% and 45% respectively of his cash salary according to our salary program pursuant to which Mr. Raphael received compensation shares of restricted common stock as consideration for cash salary waived.

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On July 25, 2017, we, through our Israeli subsidiary, LabStyle Innovation Ltd., executed an Amended and Restated Employment Agreement with Mr. Raphael. Pursuant to the agreement, Mr. Raphael kept his monthly salary and shall be eligible for an annual bonus equal to up to 60% of his annual base salary. Mr. Raphael’s employment agreement expires on December 31, 2020. In the event Mr. Raphael’s employment agreement is terminated by us at will, by Mr. Raphael for good reason as provided thereby, or in conjunction with a change of control, Mr. Raphael shall be entitled to receive 24 months base salary and severance payment pursuant to applicable Israeli severance law, provided, however that in the event such termination occurs during the final year of the term, or within the last 6 months of a renewal period of the term, Mr. Raphael shall be entitled to receive 12 months base salary and severance payment pursuant to applicable Israeli severance law. In the event the employment agreement is terminated by us for cause, Mr. Raphael will only be entitled to severance payment under applicable Israeli severance law. Mr. Raphael’s employment agreement also includes a one year non-competition and non-solicitation provision, certain confidentiality covenants and assignment of any of his company-related inventions. Under the terms of the agreement, Mr. Raphael is entitled to certain expense reimbursements and other standard benefits, including vacation, sick leave, contributions to a manager’s insurance policy and study fund and car and mobile phone allowances.

On January 27, 2016, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 1,364 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $10,637 salary otherwise payable to Mr. Raphael from January to March 2016.

On June 23, 2016, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 7,089 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $36,185 salary otherwise payable to Mr. Raphael from April to June 2016.

On August 1, 2016, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 7,688 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $36,045 salary otherwise payable to Mr. Raphael from July to September 2016.

On January 10, 2017, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 11,205 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $35,961 salary otherwise payable to Mr. Raphael from October to December 2016.

On January 30, 2017, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 11,381 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $36,444 salary otherwise payable to Mr. Raphael from January to March 2017.

On April 13, 2017, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 10,369 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $37,953 salary otherwise payable to Mr. Raphael from April to June 2017.

On July 10, 2017, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 17,036 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $39,389 salary otherwise payable to Mr. Raphael from July to September 2017.

On October 23, 2017, the Compensation Committee of our Board approved the issuance to Mr. Raphael of 21,128 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $39,222 salary otherwise payable to Mr. Raphael from October to December 2017.

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Zvi Ben David, Chief Financial Officer, Treasurer and Secretary – On January 8, 2015, LabStyle Innovation Ltd., our Israeli subsidiary, entered into a Personal Employment Agreement with Mr. Ben David. Pursuant to his employment agreement, Mr. Ben David was initially entitled to a monthly salary and additional compensation (excluding social benefits under applicable Israeli law) of NIS 31,200 (approximately $8,914) for providing eighty percent of his working time to our company. Beginning on March 1, 2015, Mr. Ben David began working for us on a full time basis pursuant to the terms of his employment agreement at which point Mr. Ben David’s salary was increased to NIS 39,000 (approximately $11,142). Commencing April 1, 2016, Mr. Ben David’s Salary was updated to NIS 60,000 (approximately $17,142) per month. During 2016 and 2017, Mr. Ben David agreed to a waiver of 35.2% and 35.0% respectively of his cash salary according to our salary program pursuant to which Mr. Ben David received compensation shares of restricted common stock as consideration for cash salary waived.

Mr. Ben David's employment agreement may be terminated by either party at will upon 90 days prior written notice or terminated by us for cause, as defined under the employment agreement. In the event the employment agreement is terminated by us at will, Mr. Ben David shall be entitled to receive 6 months base salary and severance payment pursuant to applicable Israeli severance law. In the event the employment agreement is terminated by us at will, Mr. Ben David shall be entitled to receive 90 days of severance plus any required severance payment pursuant to applicable Israeli severance law. In the event the employment agreement is terminated by us for cause, Mr. Ben David will only be entitled to severance payment under applicable Israeli severance law. The employment agreement also includes a twelve month non-competition and non-solicitation provision, certain confidentiality covenants and assignment of any of his company-related inventions to the company. Under the terms of the employment agreement, Mr. Ben David is entitled to certain expense reimbursements and other standard benefits, including vacation, sick leave, contributions to a manager’s insurance policy and study fund and mobile phone allowances.

On January 27, 2016, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 1,736 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $13,538 salary otherwise payable to Mr. Ben David from January to March 2016.

On March 31, 2016, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 20,000 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued as a bonus for the successful completion of the public offering in March 2016.

On June 23, 2016, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 4,135 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $21,108 salary otherwise payable to Mr. Ben David from April to June 2016.

On August 1, 2016, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 4,485 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $21,026 salary otherwise payable to Mr. Ben David from July to September 2016.

On January 10, 2017, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 6,536 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $20,977 salary otherwise payable to Mr. Ben David from October to December 2016.

On January 30, 2017, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 6,639 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $21,259 salary otherwise payable to Mr. Ben David from January to March 2017.

On April 13, 2017, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 6,049 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $ $22,139 salary otherwise payable to Mr. Ben David from April to June 2017.

On July 10, 2017, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 9,938 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $22,977 salary otherwise payable to Mr. Ben David from July to September 2017.

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On October 23, 2017, the Compensation Committee of our Board approved the issuance to Mr. Ben David of 12,325 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $22,879 salary otherwise payable to Mr. Ben David from October to December 2017.

Dror Bacher, Chief Operating Officer – On August 30, 2013, LabStyle Innovation Ltd., our Israeli subsidiary, entered into an employment agreement with Mr. Bacher, pursuant to which Mr. Bacher receives an annual base salary of NIS 55,000 (approximately $15,714), effective as of July 2017. Pursuant to Mr. Bacher’s existing personal employment agreement as amended, either we or Mr. Bacher may terminate his employment agreement upon thirty days notice, provided, however, that in the event of a termination for cause, Mr. Bacher’s employment may be terminated immediately. Mr. Bacher’s employment agreement also includes a twelve (12) month non-competition and non-solicitation provision, certain confidentiality covenants and assignment of any of his company-related inventions. Under the terms of Mr. Bacher’s employment agreement, Mr. Bacher is entitled to certain expense reimbursements and other standard benefits, including vacation, sick leave, life and disability insurance and car and mobile phone allowances. In addition, in conjunction with his appointment as Chief Operating Officer, we issued Mr. Bacher 10,000 shares of common stock, and 10,000 options that will vest in 12 equal quarterly installments over a three-year period with an exercise price of $2.46 per share, all issued pursuant to the Registrant’s Amended and Restated 2012 Equity Incentive Plan.

During the fiscal year ended December 31, 2017, Mr. Bacher agreed to waive approximately 24% of his cash salary pursuant to our shares for salary program and its 2012 Equity Incentive Plan, and as a result, Mr. Bacher received shares of common stock in lieu of a portion of his annual cash salary.

On January 10, 2017, the Compensation Committee of our Board approved the issuance to Mr. Bacher of 2,801 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $8,990 salary otherwise payable to Mr. Bacher from October to December 2016.

On January 30, 2017, the Compensation Committee of our Board approved the issuance to Mr. Bacher of 2,845 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $9,111 salary otherwise payable to Mr. Bacher from January to March 2017.

On April 13, 2017, the Compensation Committee of our Board approved the issuance to Mr. Bacher of 2,592 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $9,488 salary otherwise payable to Mr. Bacher from April to June 2017.

On July 10, 2017, the Compensation Committee of our Board approved the issuance to Mr. Bacher of 7,572 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $17,506 salary otherwise payable to Mr. Bacher from July to September 2017.

On October 23, 2017, the Compensation Committee of our Board approved the issuance to Mr. Bacher of 9,390 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $17,432 salary otherwise payable to Mr. Bacher from October to December 2017.

On October 23, 2017, the Compensation Committee of our Board approved the issuance to Mr. Bacher of 8,080 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of the waiver of $15,000 of a cash bonus otherwise payable to Mr. Bacher for his efforts in obtaining FDA clearance for certain Android smartphone devices in the U.S.

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Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Erez Raphael	2,001	-		-	$121,50	March 14, 2023
(Chairman and Chief Executive Officer)	223	-		-	$270.00	June 5, 2023
	3,334	-		-	$240.30	August 28, 2023
	889	-		-	$166.50	January 6, 2024
	4,667	-		-	$88.20	July 6, 2024
	168,904	-		-	$5.76	September 3, 2021
	35,790	107,374	(1)	-	$3.202	January 30, 2023

Zvi Ben David	43,073	-		-	$5.76	September 3, 2021
(Chief Financial Officer, Secretary and Treasurer)	7,955	23,868	(1)	-	$3.202	January 30, 2023

Dror Bacher	1,334	-		-	$166.50	January 6, 2024
(Chief Operating Officer)	1,334	-		-	$88.20	July 6, 2024
	25,338	-		-	$5.76	September 3, 2021
	6,389	3,195	(1)	-	$7.02	December 17, 2021
	6,873	20,619	(1)	-	$3.202	January 30, 2023
	834	9,166	(1)	-	$2.46	July 25, 2023

Total Option Shares	308,938	164,222		-	$-	-

(1)	Vests in 12 equal quarterly installments over a three-year period.

Non-Employee Director Remuneration Policy

In March 2013, our Board adopted the following non-employee director remuneration policy:

Cash Awards

Our non-employee directors (currently Messrs. Hoenlein, McGrath and Yehudiha, Prof. Stone and Ms. Karah) will receive the following cash payments for each fiscal year: (i) $25,000 per year, to be paid quarterly in arrears and (ii) $16,000 for Board committee service, to be paid quarterly in arrears; provided, however, that such quarterly payments and committee meeting fees shall accrue and shall be payable upon the approval of Mr. Raphael at such time when our company is adequately capitalized in his reasonable discretion.

Stock and Option Awards

On April 3, 2015, our Board approved a compensation plan under which the executive officers have been granted the authority (in their discretion from time to time with the concurrence of the impacted individuals, and subject to applicable laws, rules and regulations) to cause the issuance of shares of common stock to our directors, officers and employees as consideration for a reduction in cash salary or fees owed to such individuals. For that purpose a pool of up to 122,222 shares of common stock is reserved under a shares for salary program.

On January 3, 2016, 1,349 shares were issued to each of Prof. Stone, Mr. Hoenlein and Mr. McGrath in lieu of $10,250 in fees otherwise payable to each of them for the period from October 1, 2015 to December 31, 2015 (this grant included a correction to the grant made on October 6, 2015).

On January 3, 2016, the Compensation Committee of our Board approved the issuance to each of Ms. Karah and Mr. Yehudiha of 1,351 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Ms. Karah and Mr. Yehudiha for the period from October 1, 2015 to December 31, 2015.

On June 19, 2016, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 2,008 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from January 1, 2016 to March 31, 2016.

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On July 27, 2016, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 2,186 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from April 1, 2016 to June 30, 2016.

On January 10, 2017, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 6,388 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $20,500 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from July 1, 2016 to December 31, 2016. In addition, the Compensation Committee of our Board approved the issuance to Mr. Farhi of 4,544 shares of our common stock under the 2012 Equity Incentive Plan. Such shares were issued in lieu of $14,583.33 in fees otherwise payable to Mr. Farhi for the period June 1, 2016 to December 31, 2016.

On January 30, 2017, the Compensation Committee of our Board approved a grant of an aggregate of 111,242 options to our non-employee directors. These options have an exercise price of $3.202 per share. The options shall vest in 12 quarterly installments over a three-year period from the grant date.

On April 13, 2017, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 2,800 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from January 1, 2017 to March 31, 2017. In addition, the Compensation Committee of our Board approved the issuance to Mr. Farhi of 1,708 shares of our common stock under the 2012 Equity Incentive Plan. Such shares were issued in lieu of $6,250 in fees otherwise payable to Mr. Farhi for the period January 1, 2017 to March 31, 2017. In addition, the Compensation Committee of our Board approved the issuance to each of Mr. Kamer and Mr. Bahagon of 569 shares of our common stock under the 2012 Equity Incentive Plan. Such shares were issued in lieu of $2,083.33 in fees otherwise payable to each of Mr. Kamer and Mr. Bahagon for the period March 1, 2017 to March 31, 2017.

On July 9, 2017, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 4,433 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from April 1, 2017 to June 30, 2017. In addition, the Compensation Committee of our Board approved the issuance to each of Mr. Farhi, Mr. Kamer and Mr. Bahagon of 2,703 shares of our common stock under the 2012 Equity Incentive Plan. Such shares were issued in lieu of $6,250 in fees otherwise payable to Mr. Farhi, Mr. Kamer and Mr. Bahagon for the period April 1, 2017 to June 30, 2017.

On October 23, 2017, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 5,521 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from July 1, 2017 to September 30, 2017. In addition, the Compensation Committee of our Board approved the issuance to each of Mr. Farhi, Mr. Kamer and Mr. Bahagon of 3,367 shares of our common stock under the 2012 Equity Incentive Plan. Such shares were issued in lieu of $6,250 in fees otherwise payable to Mr. Farhi, Mr. Kamer and Mr. Bahagon for the period July 1, 2017 to September 30, 2017.

On January 4, 2018, the Compensation Committee of our Board approved the issuance to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha of 6,531 shares of our common stock under our 2012 Equity Incentive Plan. Such shares were issued in lieu of $10,250 in fees otherwise payable to each of Prof. Stone, Mr. Hoenlein, Mr. McGrath, Ms. Karah and Mr. Yehudiha for the period from October 1, 2017 to December 31, 2017. In addition, the Compensation Committee of our Board approved the issuance to each of Mr. Farhi, Mr. Kamer and Mr. Bahagon of 3,983 shares of our common stock under the 2012 Equity Incentive Plan. Such shares were issued in lieu of $6,250 in fees otherwise payable to Mr. Farhi, Mr. Kamer and Mr. Bahagon for the period October 1, 2017 to December 31, 2017.

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Compensation

Compensation Committee Review

The Compensation Committee shall, if it deems necessary or prudent in its discretion, reevaluate and approve in January of each such year (or in any event prior to the first board meeting of such fiscal year) the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee shall utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to independent directors of our peer group.

The Compensation Committee shall also have the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and pursuant to such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

Participation of Employee Directors; New Directors

Unless separately and specifically approved by the Compensation Committee in its discretion, no employee director of our company shall be entitled to receive any remuneration for service as a director (other than expense reimbursement as per prevailing policy).

New directors joining our Board shall be entitled to a pro rated portion (based on months to be served in the fiscal year in which they join) of cash and stock option or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join the board.

Summary Director Compensation Table

The following table summarizes the annual compensation paid to our non-employee directors for the fiscal year ended December 31, 2017:

Name and Principal Position	Year	Fees Paid or Earned in Cash ($)	Stock Awards		Option Awards ($)*		Non-equity incentive plan compensation	Non- qualified deferred compensation earnings	All other compensation ($)	Total ($)
Malcolm Hoenlein	2017	$-	$41,000	(1)	$28,813	(2)	$-	$-	$-	$69,813

Dennis McGrath	2017	$-	$41,000	(3)	$28,813	(4)	$-	$-	$-	$69,813

Prof. Richard B. Stone	2017	$-	$41,000	(5)	$28,813	(6)	$-	$-	$-	$69,813

Rami Yehudiha	2017	$-	$41,000	(7)	$28,813	(8)	$-	$-	$-	$69,813

Yalon Farhi	2017	$-	$25,000	(9)	$56,173	(10)	$-	$-	$-	$81,173

Hila Karah	2017	$-	$41,000	(11)	$28,813	(12)	$-	$-	$-	$69,813

Allen Kamer	2017	$-	$20,833.33	(13)	$-	(14)	$-	$-	$-	$20,833.33

Yossi Bahagon(17)	2017	$-	$20,833.33	(15)	$-	(16)	$-	$-	$-	$20,833.33

*	The amount shown does not reflect dollar amount actually received. Instead, this amount reflects the aggregate grant date fair value of each stock option granted in the fiscal year ended December 31, 2017, computed in accordance with the provisions of ASC 718. Assumptions used in accordance with ASC 718 are included in Note 9 to our consolidated financial statements included in this Annual Report.
(1)	40,496 stock awards are outstanding as of December 31, 2017.
(2)	35,653 option awards are outstanding as of December 31, 2017.
(3)	33,148 stock awards are outstanding as of December 31, 2017.
(4)	33,152 option awards are outstanding as of December 31, 2017.
(5)	33,104 stock awards are outstanding as of December 31, 2017.
(6)	32,874 option awards are outstanding as of December 31, 2017.

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(7)	31,857 stock awards are outstanding as of December 31, 2017.
(8)	31,207 option awards are outstanding as of December 31, 2017.
(9)	12,322 stock awards are outstanding as of December 31, 2017.
(10)	31,207 option awards are outstanding as of December 31, 2017.
(11)	35,745 stock awards are outstanding as of December 31, 2017.
(12)	31,207 option awards are outstanding as of December 31, 2017.
(13)	6,639 stock awards are outstanding as of December 31, 2017.
(14)	No option awards are outstanding as of December 31, 2017.
(15)	6,639 stock awards are outstanding as of December 31, 2017.
(16)	No option awards are outstanding as of December 31, 2017.
(17)	Mr. Bahagon resigned from our Board effective as of March 15, 2018.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2017; (2) discussed with the Independent Auditors the matters required to be discussed by the statement on Auditing Standards No. 1301 of the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors of DarioHealth Corp.

Dennis M. McGrath, Chairman Malcolm Hoenlein Richard B. Stone

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Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 26, 2018, by each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, each of our named executive officers and directors; and all of our executive officers and directors as a group.

		Percent of
	Shares of Common	Common Stock
	Beneficially	Beneficially
Name of Beneficial Owner	Stock Owned	Owned (1)
Officers and Directors
Erez Raphael (2)	1,906,645	11.2%
Zvi Ben David (3)	633,062	3.8%
Dror Bacher(4)	190,679	1.2%
Malcolm Hoenlein (5)	73,342	*
Dennis M. McGrath (6)	63,493	*
Prof. Richard B. Stone (7)	233,617	1.4%
Rami Yehudiha (8)	60,257	*
Hila Karah (9)	64,145	*
Yalon Farhi(10)	29,307	*
Allen Kamer(11) (12)	1,399,511	8.5%
All Executive Officers and Directors as a group (10 persons)	4,654,058	27.8%
5% Stockholders
OurCrowd Digital Health L.P.(12)	1,388,889	8.4%
Agate JT Healthcare Fund L.P.(13)	1,428,571	8.7%
Shmuel Farhi (14)	1,263,353	7.5%
Shehnee Lawrence Farhi(15)	1,550,975	9.3%

*	Less than 1%.

(1)	Percentage ownership is based on 16,480,164 shares of our Common Stock outstanding as of March 26, 2018 and, for each person or entity listed above, warrants or options to purchase shares of our Common Stock which exercisable within 60 days of the date of this Proxy Statement.
(2)	Includes 239,669 vested options and 1,112 warrants to purchase Common Stock. Excludes 83,513 options which are not vested. Also includes 757,509 shares of our Common Stock and 256,387 warrants to purchase Common Stock, held by Dicilyon Consulting and Investment Ltd. Erez Raphael is the natural person with voting and dispositive power over our securities held by Dicilyon Consulting and Investment Ltd. The address of Dicilyon Consulting and Investment Ltd. is 7 B'Chshvan St No. 8, Ramat HaSharon, Israel.
(3)	Includes 56,332 vested options to purchase common stock and 160,519 warrants to purchase common stock. Excludes 18,564 options which are not vested. Includes 9,018 shares and 28,573 warrants owned by spouse
(4)	Includes 49,151 vested options to purchase common stock and 278 warrants to purchase common stock. Excludes 25,931 options which are not vested.
(5)	Includes 26,315 vested options to purchase common stock. Excludes 9,338 options which are not vested.
(6)	Includes 23,814 vested options to purchase common stock. Excludes 9,338 options which are not vested.
(7)	Includes 36,112 warrants to purchase common stock, and 23,536 vested options to purchase common stock. Excludes 9,338 options which are not vested.
(8)	Includes 21,869 vested options to purchase common stock. Excludes 9,338 options which are not vested.
(9)	Includes 21,869 vested options to purchase common stock. Excludes 9,338 options which are not vested.
(10)	Includes 13,002 vested options to purchase common stock. Excludes 18,205 options which are not vested.
(11)	Mr. Kamer is a Managing Partner of OurCrowd Digital Health L.P. and therefore the securities held by OurCrowd Digital Health L.P. may be deemed to be beneficially owned by Mr. Kamer. Mr. Kamer disclaims beneficial ownership of the securities owned by OurCrowd Digital Health L.P. except to the extent of his pecuniary interest therein.

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(12)	Based solely on information contained in the filed Schedule 13G filed with the SEC on January 27, 2017, reporting beneficial ownership of OurCrowd Digital health L.P., and on the exchange agreement signed between the company and OurCrowd Digital health L.P. on November 13, 2017. The address of OurCrowd Digital health L.P address is 28 Hebron Rd., Jerusalem 918001, Israel.
(13)	Based on the Securities Purchase Agreement executed by and between Agate JT Healthcare Fund L.P. and the company dated February 28, 2018.
(14)	Based on information contained in the filed Schedule 13D filed with the SEC on October 10, 2017, reporting beneficial ownership of Mr. Shmuel Farhi. Includes 305,557 warrants to purchase Common Stock issued to Mr. Shmuel Farhi. Mr. Shmuel Farhi’s address is 484 Richmond St., London, England, N6A 3E6.
(15)	Based solely on information contained in the filed Schedule 13G filed with the SEC on February 14, 2018, reporting beneficial ownership of Ms. Farhi and on the Securities Purchase Agreement executed by and between Ms. Farhi and the company on March 6 2018. Includes 367,689 warrants to purchase Common Stock issued to Ms. Farhi. Ms. Farhi’s address is 413 Grangeover Crt., London, Ontario, Canada

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers and Directors

We have entered into employment and consulting agreements and granted stock awards to our executive officers and directors as more fully described in “Executive Compensation” above.

September 2014 Private Placement

On September 23, 2014, we entered into and closed the transactions contemplated by a definitive Securities Purchase Agreement. The lead investor in the financing memorialized in such agreement was Dicilyon Consulting and Investment Ltd. (“Dicilyon”), an affiliate of Israeli investor David Edery who invested $3 million in the private placement purchasing 1,667 shares of our Series A Convertible Preferred Stock (which converted into 525,564 shares of our Common Stock on March 8, 2016 in conjunction with a closing of our public offering) and 231,248 warrants to purchase Common Stock following the entry into a warrant replacement agreement with Dicilyon whereby Dicilyon replaced 210,226 warrants issued in 2014 which contained a net settlement cash feature and liquidated damages penalties with 231,248 warrants which contain a standard anti-dilution clause, both groups of warrants with an exercise price of $8.559 per share and exercisable until September 23, 2018. Pursuant to the Securities Purchase Agreement, Mr. Edery and his controlled affiliates were granted certain special rights, including, among other things, (i) a two year pre-emptive right to participate in our future financings, subject to certain exceptions, in an amount which would allow Mr. Edery to maintain his fully-diluted percentage ownership of the Company, and (ii) a right that, for so long as Mr. Edery holds 25%, 15% and 10% of the outstanding shares of Common Stock, Mr. Edery shall have the right to appoint, respectively, three, two or one member of our seven person Board. The preemptive rights were waived in connection with the March 2016 public offering and Mr. Edery has waived his director nomination rights effective February 28, 2016. In connection with the closing of the transactions contemplated by the Securities Purchase Agreement, Mr. Edery’s company appointed Rami Yehudiha to serve as a member of the Board and on November 18, 2014, Mr. Edery’s company exercised its right to appoint two members to the Board by requesting that Dr. Oren Fuerst and Dr. Steven A. Kaplan resign from the Board. Accordingly, Dr. Kaplan resigned from the Board effective as of November 21, 2014 and Dr. Fuerst resigned from the Board effective as of November 23, 2014. On November 23, 2014, the remaining members of the Board acted by unanimous written consent to name two appointees of Mr. Edery’s company, Dr. Peter M. Kash and Ms. Hila Karah, as members of the Board. On February 25, 2015, Dr. Peter M. Kash resigned from his position as a member of the Board for personal reasons. On June 15, 2015, both Mr. Yehudiha and Ms. Karah were elected to our Board by our shareholders. On March 1, 2016, Dicilyon irrevocably granted voting and dispositive power over our shares held by it to Erez Raphael, our Chairman and Chief Executive Officer.

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January 2017 Private Placement

On January 9, 2017, we held the initial closing of our private placement offering with OurCrowd Digital Health L.P., the lead investor, and an additional investor, and issued and sold an aggregate of 1,113,922 shares of common stock and warrants to purchase 1,113,922 shares of our common stock. Pursuant to the terms of the securities purchase agreement with OurCrowd Digital Health L.P., we granted OurCrowd Digital Health L.P. the right to nominate two individuals to the our Board for so long as the investor holds 13% and 5% of our outstanding shares of our common stock. We further agreed to permit such designees to serve on our Nominating and Corporate Governance Committee. In addition, we granted OurCrowd Digital Health L.P. the right, for a two year period, to participate in future securities offerings of the Company. On February 28, 2017, OurCrowd Digital Health L.P. appointed Allen Kamer and Yossi Bahagon to serve on our Board as well as appointed each of Messrs. Kamer and Bahagon to serve on our Nominating and Corporate Governance Committee. Such investor no longer holds in excess of 13% of our outstanding shares of Common Stock and currently has the right to appoint one director to our Board of Directors. Mr. Bahagon resigned from our Board of Directors effective as of March 15, 2018.

February 2018 Private Placement

Between February 28, 2018 and March 6, 2018, we executed two forms of Securities Purchase Agreements with accredited and non-U.S. investors relating to the Offering of an aggregate of 2,262,269 shares of our Common Stock, an aggregate of 1,234,080 shares of our Series C Preferred Stock and Warrants to purchase up to an aggregate of 3,784,351 shares of our Common Stock. Pursuant to the terms of the securities purchase agreement with Agate JT Healthcare Fund L.P, a significant investor in the Offering, we granted Agate JT Healthcare Fund L.P. the right to appoint one individual to our Board with such designee to be nominated to serve on the Board for so long as such investor maintains ownership in excess of 5% of our outstanding Common Stock.

Statement of Policy

All transactions (if any) between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

To the best of our knowledge, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Zvi Ben David. Mr. Ben David will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Annual Report. Such Report includes the Company’s audited financial statements for the 2017 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Zvi Ben David, Chief Financial Officer of the Company, at 8 HaToKhen Street, Caesarea Industrial Park 3088900, Israel.

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  STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2019 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at 8 HaTokhen Street, Caesarea Industrial Park 3088900, Israel, not less than 90 days nor more than 120 days prior to the annual meeting of stockholders, and must otherwise satisfy the procedures contained in the Company’s Bylaws or as prescribed by Rule 14a-8 under the Exchange Act.

Stockholder proposals with respect to director nominees for use in connection with the Company’s 2019 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at not less than 60 days before the date of the annual meeting of stockholders. A stockholder wishing to formally nominate an individual for election to the Board must do so by following the notice, information and consent provisions described in the Company’s Bylaws. In that regard, the stockholder must set forth the (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144 under the Securities Act of 1933, as amended), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (e) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies in a contested election of such nominees. The Board will use the same evaluation criteria and process for director nominees recommended by stockholders as it uses for other director nominees. There has been no change to the procedures by which stockholders may recommend nominees to our Board.

It is suggested that any such proposals be submitted by certified mail, return receipt requested.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement.  If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at +(972)-(4) 770 4055.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

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By order of the Board of Directors,

/s/ Erez Raphael
Erez Raphael
Chief Executive Officer and Chairman of the Board

Caesarea, Israel

March 26, 2018

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ANNEX A

Amendment to Amended and Restated 2012 Equity Incentive Plan

WHEREAS, DarioHealth Corp. (the “Company”) maintains the DarioHealth Corp.’s Amended and Restated 2012 Equity Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 1,500,000, from 3,873,000 to 5,373,000; and

WHEREAS, pursuant to Section 13 of the Incentive Plan, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.	Section 4(a) of the Incentive Plan is deleted in its entirety and replaced with the following:

Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate of 5,373,000 shares of Common Stock. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

2.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS, EREZ RAPHAEL AND ZVI BEN DAVID, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF DARIOHEALTH CORP. HELD OF RECORD BY THE UNDERSIGNED ON MARCH 26, 2018, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2018 AT 11 AM ET, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, OR ANY ADJOURNMENT THEREOF.

1. Election of Erez Raphael, Yalon Farhi, Malcolm Hoenlein, Allen Kamer, Hila Karah, Dennis M. McGrath, Richard B. Stone and Rami Yehudiha and to hold office until the 2019 Annual Meeting of Stockholders or their successors are elected and qualified or until their earlier resignation or removal.

Erez Raphael

☐ FOR	☐ AGAINST	☐ ABSTAIN

Yalon Farhi

☐ FOR	☐ AGAINST	☐ ABSTAIN

Malcolm Hoenlein

☐ FOR	☐ AGAINST	☐ ABSTAIN

Allen Kamer

☐ FOR	☐ AGAINST	☐ ABSTAIN

Hila Karah

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dennis M. McGrath

☐ FOR	☐ AGAINST	☐ ABSTAIN

Richard B. Stone

☐ FOR	☐ AGAINST	☐ ABSTAIN

Rami Yehudiha

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To approve, for purposes of NASDAQ Listing Rule 5635(d), the conversion of 1,234,080 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) into an aggregate of 2,468,160 shares of common stock, $0.0001 par value per share, based on a conversion price of $1.40 per share. The shares of Series C Preferred Stock were issued pursuant to private placement transactions that closed on February 28, 2018 and March 6, 2018;

☐ FOR	☐ AGAINST	☐ ABSTAIN

2a. Please indicate below whether you acquired shares in the Offering that was conducted by the Company in February and March 2018. If you indicate “Yes” below, you will not be entitled to vote on Proposal 2 “Private Placement Proposal.”

☐ YES

3. To approve an amendment to the Amended and Restated 2012 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the 2012 Equity Incentive Plan from 3,873,000 shares to 5,373,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Kost Forer Gabbay & Kasierer as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

Signature of Stockholder(s)

Date

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— if a registered holder by visiting www.vstocktransfer.com/proxy; if a beneficial holder by visiting www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.